Filed Pursuant to Rule 497(k)

Registration No.: 333-08653

SEASONS SERIES TRUST

Real Return Portfolio

(the “Portfolio”)

Supplement dated October 5, 2017, to the Portfolio’s Summary

Prospectus dated July 28, 2017, as supplemented and amended to date

Effective October 9, 2017, the Portfolio’s name will change as shown in the chart below to reflect the “New Portfolio Name.” The Portfolio will maintain its current investment adviser. In addition, there will be no changes in the Portfolio’s investment goals, strategies, or portfolio managers in connection with the renaming.

Current Portfolio Name	New Portfolio Name

SEASONS SERIES TRUST

Real Return Portfolio	SA Wellington Real Return Portfolio

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.